Exhibit 99

Florida Power & Light Company
Corporate Communications Dept.
Media Line: (305) 552-3888

August 24, 2005

FOR IMMEDIATE RELEASE

PSC approves negotiated rate settlement
that balances interests of customers and FPL

JUNO BEACH, Fla. - Florida Power & Light Company, the principal subsidiary of FPL Group, Inc. (NYSE:FPL), today said that the Florida Public Service Commission has approved a settlement agreement on FPL's 2006 base rate increase request that ensures that electric base rates for FPL customers will not increase through 2006. The new base rate agreement will go into effect Jan. 1, 2006 and will remain in effect at least through 2009. It includes a provision for extension of the agreement for subsequent years.

The negotiated agreement is patterned after two previous revenue-sharing agreements incorporating base rate reductions and a revenue sharing refund mechanism that have saved customers a total of approximately $4 billion since 1999. Like the current agreement, it features a refund to customers if FPL's total annual revenues increase above certain threshold levels. Refunds from the past agreements have totaled $225 million of the $4 billion in total savings.

"We are pleased we reached a reasonable agreement that continues our goal of providing our customers with reliable and cost-effective electricity, while at the same time providing them with rate stability," said FPL President Armando Olivera. "This agreement fairly balances the interests of our customers and the company."

Provisions of the agreement are designed to enable FPL to continue to provide reliable electric service to an ever-growing customer base in Florida. For example, as a result of a generation adjustment provision of the agreement, FPL will be permitted to recover prudent costs incurred in building new power plant projects in the years ahead subject to PSC review and approval such as in mid-2007 when FPL's Turkey Point Unit 5 goes into commercial service.

In seeking its first base rate increase since 1985, FPL followed a regulatory process as outlined by the PSC. The formal rate case proceeding began in January with the company announcing its intent to pursue a $430 million increase in base rates to go into place at the expiration of the current agreement on Dec. 31, 2005.

Over the ensuing months, FPL submitted more than 315,000 pages of documents and testimony to support its need for the increase. These documents were reviewed by PSC staff and all interested parties. In addition, parties in the docket had the opportunity to also receive specific documents and responses to questions. Public hearings were held in six cities in FPL's service area at which customers were given the opportunity to offer support or address concerns. This process, which culminated in the negotiated agreement, ultimately made it possible for all parties to enter negotiations with a thorough knowledge of the facts of the request readily available. Barring a successful negotiation, the company was fully prepared to move forward with the technical hearing and subsequent phases of the proceeding.

Interested parties in the rate review who joined in the agreement are the Attorney General's Office, Office of the Public Counsel, Florida Industrial Power Users Group, Florida Retail Federation, AARP, South Florida Hospital & Healthcare Association, The Commercial Group, Federal Executive Agencies and Common Cause Florida.

"Our past agreements successfully framed the discussions and led to the balancing of the often competing interests that can prevail in negotiations," said Olivera. "We recognize and appreciate the hard work of everyone involved in these proceedings that led to a flexible and reasonable settlement that is in the best interest of our customers and recognizes the challenges faced by FPL in the future."

HIGHLIGHTS OF THE AGREEMENT:

• No base rate increase - Overall, FPL customers will see no increase in the base rate portion of their bills in 2006. In fact, by changing the two-tiered residential rate structure, many customers will see lower base rates than those in place today.

• Effective date - The new agreement is effective Jan. 1, 2006, and will continue through 2009 with a provision for extension in subsequent years.

• Revenue sharing - Like the current agreement, customers will receive refunds if revenues exceed certain threshold levels based on a ten year average growth in kilowatt-hour sales. Since 1999, customers have received refunds totaling $225 million through this revenue sharing incentive. Revenue sharing is the appropriate method of addressing earnings levels, but an 11.75 percent ROE shall be used for all other regulatory purposes.

• RTO - FPL will be allowed to recover through a clause any costs associated with complying with a PSC order regarding a regional transmission organization (RTO), such as GridFlorida, or alternatives to it.

• Storm reserve - FPL will have the ability to recover prudently incurred storm restoration costs through securitization or surcharges. FPL will suspend its annual accrual to its storm reserve.

• Depreciation credit - The agreement continues an annual depreciation credit of $125 million.

• Decommissioning accruals - FPL will suspend contributions to its nuclear decommissioning fund for a minimum of four years.

• Generation base rate adjustment - For power plant projects that go through the Florida Power Plant Siting Act and are approved by the Commission, an adjustment to base rates will be allowed that is calculated on the revenue requirements of that project.

FPL Group has scheduled a conference call for 9:00 a.m. EDT on Thursday, August 25, 2005, to discuss the agreement. The call and its replay will be webcast, and the webcast will be available on FPL Group's website by accessing the following link, http://www.FPLGroup.com/investor/contents/investor_index.shtml

Florida Power & Light Company is the principal subsidiary of FPL Group, Inc. (NYSE: FPL), nationally known as a high quality, efficient and customer-driven organization focused on energy-related products and services. With annual revenues of more than $10 billion and a growing presence in 26 states, FPL Group is widely recognized as one of the country's premier power companies. Florida Power & Light Company serves 4.3 million customer accounts in Florida. FPL Energy, LLC, FPL Group's wholesale electricity generating subsidiary, is a leader in producing electricity from clean and renewable fuels. Additional information is available on the Internet at www.FPL.com, www.FPLGroup.com and www.FPLEnergy.com.

CAUTIONARY STATEMENTS AND RISK FACTORS THAT MAY AFFECT FUTURE RESULTS

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), FPL Group, Inc. (FPL Group) and Florida Power & Light Company (FPL) are hereby providing cautionary statements identifying important factors that could cause FPL Group's or FPL's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of FPL Group and FPL in this press release, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as will likely result, are expected to, will continue, is anticipated, believe, could, estimated, may, plan, potential, projection, target, outlook) are not statements of historical facts and may be forward-looking. Forward-looking statements involve estimates, assumptions and uncertainties. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors (in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements) that could cause FPL Group's or FPL's actual results to differ materially from those contained in forward-looking statements made by or on behalf of FPL Group and FPL.

Any forward-looking statement speaks only as of the date on which such statement is made, and FPL Group and FPL undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

The following are some important factors that could have a significant impact on FPL Group's and FPL's operations and financial results, and could cause FPL Group's and FPL's actual results or outcomes to differ materially from those discussed in the forward-looking statements:

• FPL Group and FPL are subject to changes in laws or regulations, including the Public Utility Regulatory Policies Act of 1978, as amended (PURPA), the Public Utility Holding Company Act of 1935, as amended (Holding Company Act), the Federal Power Act, the Atomic Energy Act of 1954, as amended and certain sections of the Florida statutes relating to public utilities, changing governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission (FERC), the Florida Public Service Commission (FPSC) and the utility commissions of other states in which FPL Group has operations, and the U.S. Nuclear Regulatory Commission (NRC), with respect to, among other things, allowed rates of return, industry and rate structure, operation of nuclear power facilities, operation and construction of plant facilities, operation and construction of transmission facilities, acquisition, disposal, depreciation and amortization of assets and facilities, recovery of fuel and purchased power costs, decommissioning costs, return on common equity (ROE) and equity ratio limits, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs). The FPSC has the authority to disallow recovery by FPL of any and all costs that it considers excessive or imprudently incurred.

• The regulatory process generally restricts FPL's ability to grow earnings and does not provide any assurance as to achievement of earnings levels.

• FPL Group and FPL are subject to extensive federal, state and local environmental statutes, rules and regulations relating to air quality, water quality, waste management, wildlife mortality, natural resources and health and safety that could, among other things, restrict or limit the output of certain facilities or the use of certain fuels required for the production of electricity and/or require additional pollution control equipment and otherwise increase costs. There are significant capital, operating and other costs associated with compliance with these environmental statutes, rules and regulations, and those costs could be even more significant in the future.

• FPL Group and FPL operate in a changing market environment influenced by various legislative and regulatory initiatives regarding deregulation, regulation or restructuring of the energy industry, including deregulation of the production and sale of electricity. FPL Group and its subsidiaries will need to adapt to these changes and may face increasing competitive pressure.

• FPL Group's and FPL's results of operations could be affected by FPL's ability to renegotiate franchise agreements with municipalities and counties in Florida.

• The operation of power generation facilities involves many risks, including start up risks, breakdown or failure of equipment, transmission lines or pipelines, use of new technology, the dependence on a specific fuel source or the impact of unusual or adverse weather conditions (including natural disasters such as hurricanes), as well as the risk of performance below expected or contracted levels of output or efficiency. This could result in lost revenues and/or increased expenses. Insurance, warranties or performance guarantees may not cover any or all of the lost revenues or increased expenses, including the cost of replacement power. In addition to these risks, FPL Group's and FPL's nuclear units face certain risks that are unique to the nuclear industry including the ability to store and/or dispose of spent nuclear fuel, as well as additional regulatory actions up to and including shutdown of the units stemming from public safety concerns, whether at FPL Group's and FPL's plants, or at the plants of other nuclear operators. Breakdown or failure of an FPL Energy, LLC (FPL Energy) operating facility may prevent the facility from performing under applicable power sales agreements which, in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages.

• FPL Group's and FPL's ability to successfully and timely complete their power generation facilities currently under construction, those projects yet to begin construction or capital improvements to existing facilities is contingent upon many variables and subject to substantial risks. Should any such efforts be unsuccessful, FPL Group and FPL could be subject to additional costs, termination payments under committed contracts, and/or the write-off of their investment in the project or improvement.

• FPL Group and FPL use derivative instruments, such as swaps, options, futures and forwards to manage their commodity and financial market risks, and to a lesser extent, engage in limited trading activities. FPL Group could recognize financial losses as a result of volatility in the market values of these contracts, or if a counterparty fails to perform. In the absence of actively quoted market prices and pricing information from external sources, the valuation of these derivative instruments involves management's judgment or use of estimates. As a result, changes in the underlying assumptions or use of alternative valuation methods could affect the reported fair value of these contracts. In addition, FPL's use of such instruments could be subject to prudency challenges and if found imprudent, cost recovery could be disallowed by the FPSC.

• There are other risks associated with FPL Energy. In addition to risks discussed elsewhere, risk factors specifically affecting FPL Energy's success in competitive wholesale markets include the ability to efficiently develop and operate generating assets, the successful and timely completion of project restructuring activities, maintenance of the qualifying facility status of certain projects, the price and supply of fuel, transmission constraints, competition from new sources of generation, excess generation capacity and demand for power. There can be significant volatility in market prices for fuel and electricity, and there are other financial, counterparty and market risks that are beyond the control of FPL Energy. FPL Energy's inability or failure to effectively hedge its assets or positions against changes in commodity prices, interest rates, counterparty credit risk or other risk measures could significantly impair FPL Group's future financial results. In keeping with industry trends, a portion of FPL Energy's power generation facilities operate wholly or partially without long-term power purchase agreements. As a result, power from these facilities is sold on the spot market or on a short-term contractual basis, which may affect the volatility of FPL Group's financial results. In addition, FPL Energy's business depends upon transmission facilities owned and operated by others; if transmission is disrupted or capacity is inadequate or unavailable, FPL Energy's ability to sell and deliver its wholesale power may be limited.

• FPL Group is likely to encounter significant competition for acquisition opportunities that may become available as a result of the consolidation of the power industry. In addition, FPL Group may be unable to identify attractive acquisition opportunities at favorable prices and to successfully and timely complete and integrate them.

• FPL Group and FPL rely on access to capital markets as a significant source of liquidity for capital requirements not satisfied by operating cash flows. The inability of FPL Group, FPL Group Capital Inc (FPL Group Capital) and FPL to maintain their current credit ratings could affect their ability to raise capital on favorable terms, particularly during times of uncertainty in the capital markets, which, in turn, could impact FPL Group's and FPL's ability to grow their businesses and would likely increase interest costs.

• FPL Group's and FPL's results of operations are affected by changes in the weather. Weather conditions directly influence the demand for electricity and natural gas and affect the price of energy commodities, and can affect the production of electricity at wind and hydro-powered facilities.

• FPL Group's and FPL's results of operations can be affected by the impact of severe weather which can be destructive, causing outages and/or property damage, and could require additional costs to be incurred. At FPL, recovery of these costs is subject to FPSC approval.

• FPL Group and FPL are subject to costs and other effects of legal and administrative proceedings, settlements, investigations and claims, as well as the effect of new, or changes in, tax laws, rates or policies, rates of inflation, accounting standards, securities laws or corporate governance requirements.

• FPL Group and FPL are subject to direct and indirect effects of terrorist threats and activities. Generation and transmission facilities, in general, have been identified as potential targets. The effects of terrorist threats and activities include, among other things, terrorist actions or responses to such actions or threats, the inability to generate, purchase or transmit power, the risk of a significant slowdown in growth or a decline in the U.S. economy, delay in economic recovery in the United States, and the increased cost and adequacy of security and insurance.

• FPL Group's and FPL's ability to obtain insurance, and the cost of and coverage provided by such insurance, could be affected by national, state or local events as well as company-specific events.

• FPL Group and FPL are subject to employee workforce factors, including loss or retirement of key executives, availability of qualified personnel, collective bargaining agreements with union employees or work stoppage.

The issues and associated risks and uncertainties described above are not the only ones FPL Group and FPL may face. Additional issues may arise or become material as the energy industry evolves. The risks and uncertainties associated with these additional issues could impair FPL Group's and FPL's businesses in the future.